UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                 -----------------------------------------------

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
               (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 9, 2000

                           OCWEN FINANCIAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      FLORIDA                      0-21341                       65-0039856
  (STATE OR OTHER          (COMMISSION FILE NUMBER            (I.R.S. EMPLOYER
   JURISDICTION                                              IDENTIFICATION NO.)
 OF INCORPORATION)

                              THE FORUM, SUITE 1000
         1675 PALM BEACH LAKES BOULEVARD, WEST PALM BEACH, FLORIDA 33401
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)          (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (561) 682-8000

                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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                             EXHIBIT INDEX ON PAGE 4
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ITEM 5.  OTHER EVENTS

The news release of the Registrant dated February 9, 2000, announcing its 1999 fourth quarter results and certain other information is attached hereto and filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)-(b)    Not applicable.


         (c)        Exhibits

                    The following exhibits are filed as part of this report:

                    99.1 Text of a press release by the Registrant dated February 9, 2000.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    OCWEN FINANCIAL CORPORATION
                                    (Registrant)


                                    By: /s/ MARK S. ZEIDMAN
                                        ----------------------------------------
                                            Mark S. Zeidman
                                            Senior Vice President and
                                            Chief Financial Officer


Date:  February 10, 2000


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INDEX TO EXHIBIT



     EXHIBIT NO.        DESCRIPTION                                         PAGE
     -----------        -----------                                         ----

         99.1           News release of the Registrant dated                   5
                        February 9, 2000, announcing its
                        1999 fourth quarter results and
                        certain other information.



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